UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2021

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6700 Las Colinas Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (469) 398-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	FLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)–(b)  On May 6, 2021, at the Fluor Corporation (“Fluor”) annual meeting of stockholders (the “Annual Meeting”), Fluor’s stockholders (i) elected Alan M. Bennett, Rosemary T. Berkery, Alan L. Boeckmann, David E. Constable, H. Paulett Eberhart, James T. Hackett, Thomas C. Leppert, Teri P. McClure, Armando J. Olivera and Matthew K. Rose to the Board of Directors to serve until the 2022 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the compensation of Fluor’s named executives, as described in the 2021 Proxy Statement, as filed with the Securities and Exchange Commission on March 19, 2021 (the “2021 Proxy Statement”); and (iii) ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2021.

The final voting results for the ten director nominees described in the 2021 Proxy Statement were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Alan M. Bennett	92,296,146	3,135,257	333,606	22,311,222
Rosemary T. Berkery	91,901,731	3,476,845	386,433	22,311,222
Alan L. Boeckmann	92,907,312	2,580,648	277,049	22,311,222
David E. Constable	93,538,457	1,919,537	307,015	22,311,222
H. Paulett Eberhart	93,013,800	2,360,748	390,461	22,311,222
James T. Hackett	91,738,456	3,710,588	315,565	22,311,222
Thomas C. Leppert	93,181,822	2,189,600	393,587	22,311,222
Teri P. McClure	93,295,456	2,072,724	396,829	22,311,222
Armando J. Olivera	92,280,917	3,141,765	342,327	22,311,222
Matthew K. Rose	92,475,423	2,953,666	335,920	22,311,222

The final voting results for proposals 2 and 3 described in the 2021 Proxy Statement were as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
Advisory vote to approve Fluor’s named executive compensation	81,725,609	13,348,457	690,943	22,311,222

Ratification of the appointment of Ernst & Young LLP	115,224,717	2,560,499	291,015	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2021	FLUOR CORPORATION

	By:	/s/ John R. Reynolds
John R. Reynolds
Executive Vice President, Chief Legal Officer and Secretary